Ohio National Fund, Inc.

Supplement dated December 6, 2019

to the Summary Prospectus dated May 1, 2019

ON Federated High Income Bond Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously amended:

Effective December 6, 2019, the Portfolio changed its benchmark from the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index to the ICE BofAML US High Yield Constrained Index in an effort to minimize index licensing costs.

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Please retain this supplement with your Prospectus for future reference.